Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

19. Subsequent Events

Florida Certificate of Authority

On March 1, 2017 Maison received a certificate of authority from the Florida Office of Insurance Regulation (“OIR”) which authorizes Maison to write personal lines insurance in the state of Florida. Pursuant to the Consent Order issued, Maison has agreed to comply with certain requirements as outlined by the OIR until Maison can demonstrate three consecutive years of net income following the Company’s admission into Florida as evidenced by its Annual Statement filed with the National Association of Insurance Commissioners. Among other requirements, the OIR requires the following as conditions related to the issuance of Maison’s certificate of authority:

●	Although domiciled in the state of Louisiana, Maison agreed to comply with the Florida Insurance Code as if Maison were a domestic insurer within the state of Florida;

●	Maison agreed to maintain capital and surplus as to policyholders of no less than $35 million;

●	Maison agreed to receive prior approval from the OIR prior to the payment of any dividends and;

●	Maison agreed to receive written approval from the OIR regarding any form of policy issued, or rate charged to its policyholders prior to utilizing any such form or rate for policies written in the state of Florida.

To comply with the Consent Order, Maison will receive a capital contribution from its parent company, 1347 Property Insurance Holdings, Inc., in the approximate amount of $15 million. This contribution is expected to be in the form of one or more surplus notes as well as a direct contribution to paid in and contributed surplus and is expected to occur prior to March 31, 2017. As of March 16, 2017 Maison has not written any insurance policies covering risks in the state of Florida.